Simplify Barrier Income ETF

SBAR

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2025

as supplemented November 14, 2025

Advised by:
Simplify Asset Management Inc.
10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2025, as supplemented, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY BARRIER INCOME ETF

Investment Objective: The Simplify Barrier Income ETF (the “Fund” or “SBAR”) seeks to provide monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period April 14, 2025 (commencement of operations) through June 30, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. Barrier in the Fund’s name refers to the Fund’s out-of-the-money barrier put spread strategies. An out-of-the-money put option has a strike price below the current price of the reference asset.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The adviser selects securities to maximize portfolio yield within the current duration target and the adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on equity ETFs and equity indexes that are representative of major equity market sectors: (i) large capitalization stocks, (ii) domestic and international nonfinancial stocks, and (iii) small capitalization stocks. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The adviser selects equity indexes and equity ETFs holding stocks of any market capitalization. The adviser focuses on indexes that are representative of major equity market sectors described above and index-based domestically-traded ETFs linked to those indexes. The Fund’s adviser anticipates focusing on using three ETFs that are representative of major equity market sectors, large capitalization stocks, domestic and international nonfinancial stocks, and small capitalization stocks as represented by: (1) SPDR® S&P 500® ETF Trust (“SPY”), (2) Invesco QQQ Trust℠, Series 1 (“QQQ”), and (3) iShares® Russell 2000 ETF (“IWM”),respectively. However, with notice to shareholders, other major equity market sectors, as represented by indexes or ETFs may be used if they offer higher returns.

Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

The adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund, index price levels, and ETF prices will change over time, the Fund’s option portfolio will have multiple maturities and dollar strike prices. The adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The following describes the spread option strategies employed, whether directly through options or through options imbedded in a swap contract or forward contract. The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy described below, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve higher returns, as market conditions dictate. The adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level of a 30% loss. For an outcome period for a particular spread, the Fund establishes a 30% barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, on a specific barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount of 30% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset, such as am index or index-representative ETF (“RA”); however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. A specific barrier is set at a level such that investors are not expected to experience losses against the first 30% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 30% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy, for a specific barrier put spread, is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s barrier-related options is such that, for a specific barrier put spread, if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. The Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over an outcome period exceed the barrier (in this example, 30%) but are less than 31%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 31%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 31%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of RA.

●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 31%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 30 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -30% of RA. If, for a specific barrier put spread, RA losses exceed the barrier, but by an amount less than or equal to 32%, the Fund will experience the below losses over an outcome period:

Example Outcome Period Initial and Full Breach Losses Profile

SPY Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-30.00%	0.00%	0.00%	0.00%
-30.25%	-7.50%	-0.25%	-7.25%
-30.50%	-15.00%	-0.50%	-15.50%
-30.75%	-22.50%	-0.75%	-23.25%
-31.00%	-30.00%	-1.00%	-31.00%
-32.00%	-30.00%	-2.00%	-32.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 31%. Full Breach Losses are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period. As shown in the table above, for a specific barrier put spread, if RA’s loss has exceeded 31%, the Fund’s put spread options will produce a loss of 30% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, for a specific barrier put spread, the predetermined performance level of 30% is measured against the worst performing of the reference assets over an outcome period. The adviser may not be successful in implementing a “worst of” barrier spread strategy.

General Put Spread Sub-Strategy

When the adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The adviser may not be successful in implementing a general spread strategy.

Generally, the adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of Shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities linked to options held or written by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. Barrier put spread writing exposes the Fund to sudden and significant losses if the barrier is breached. This risk is amplified in a “worst of” put spread strategy because one of the reference assets may significantly underperform the others.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Forward Contract Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund are possible lack of a liquid secondary market and the possibility that the counterparty will default.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The Fund is indirectly exposed to small and medium capitalization companies through its option spread strategies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Large Capitalization Companies Risk. The Fund is indirectly exposed to large capitalization companies through its option spread strategies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund.

Fixed Income Securities Risk. The value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

U.S. Treasury and Agency Market Risk. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. Typically, U.S. agency obligations are not backed by the full faith and credit of the U.S. Treasury.

Underlying Fund Risk. Other investment companies, i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares are not redeemable by retail investors and may be redeemed only by Authorized Participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”)

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Jeff Schwarte, Chief Equity Strategist of the Adviser; Christopher Chua, Portfolio Manager of the Adviser; and Emilio Freire, Portfolio Manager of the Adviser. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in April 2025. Mr. Schwarte has served the Fund as a portfolio manager since October 2025. Messrs. Chua and Freire have each served the Fund as a portfolio manager since November 2025. Dr. Berns, Messrs. Schwarte, Chua, and Freire are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a Creation Unit). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Information on the Fund’s market price, NAV, premium and discount, and the bid/ask spread is available at www.simplify.us.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.